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                                                           EXHIBIT 10(a)(5)


                     Fiscal Year 1996 Performance Standards
                                    under the
                          Management Compensation Plan


          RESOLVED, that the performance standards applicable to fiscal year ending June 30, 1996 under The Bear Stearns Companies Inc. Management Compensation Plan, as amended and restated as of July 1, 1994, be, and hereby are as follows, subject to stockholder approval at the 1995 Annual Meeting of Stockholders:

               The Annual Bonus Pool for the fiscal year ending June 30, 1996 shall be determined as soon as practicable after the end of such fiscal year of the Company and shall be determined as follows:

          (a) if the Company's Adjusted Pre-Tax Return on Equity is 2% or less, the Annual Bonus Pool for such year shall be zero;

          (b) if the Company's Adjusted Pre-Tax Return on Equity is greater than 2% but does not exceed 5%, the Annual Bonus Pool for such year shall be $4.6 million multiplied by a fraction (i) the numerator which is the excess of (A) the Company's Adjusted Pre-Tax Return on Equity over (B) 2% and (ii) the denominator of which is 3%;

          (c) if the Company's Adjusted Pre-Tax Return on Equity is greater than 5% but does not exceed 10% the Annual Bonus Pool for such year shall be the sum of (a) $4.6 million and (b) $7.8 million multiplied by a fraction (i) the numerator of which is the excess of (A) the Company's Adjusted Pre-Tax Return on Equity over (B) 5% and (ii) the denominator of which is 5%;

          (d) if the Company's Adjusted Pre-Tax Return on Equity is greater than 10% but does not exceed 15% the Annual Bonus Pool for such year shall be the sum of (a) $12.4 million and (b) $8.32 million multiplied by a fraction (i) the numerator of which is the excess of (A) the Company's Adjusted Pre-Tax Return on Equity over (B) 10% and (ii) the denominator of which is 5%;


























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          (e)  if the Company's Adjusted Pre-Tax Return on Equity
               is greater than 15% but does not exceed 20%, the Annual Bonus Pool for such year shall be the sum of (a) $20.72 million and (b) $8.44 million multiplied by a fraction (i) the numerator of which is the excess of (A) the Company's Adjusted Pre-Tax Return on Equity over (B) 15% and (ii) the denominator of which is 5%;

          (f) if the Company's Adjusted Pre-Tax Return on Equity is greater than 20% but does not exceed 30%, the Annual Bonus Pool for such year shall be the sum of (a) $29.16 million and (b) $17.028 million multiplied by a fraction (i) the numerator of which is the excess of (A) the Company's Adjusted Pre-Tax Return on Equity over (B) 20% and (ii) the denominator of which is 10%; and

          (g) if the Company's Adjusted Pre-Tax Return on Equity is greater than 30%, the Annual Bonus Pool for such year shall be the sum of (a) $46.188 million and (b) $1,738,000 multiplied by the product of
               (i) the excess of (A) the Company's Adjusted Pre-Tax Return on Equity over (B) 30% and (ii) 100.